March 31, 2016

Supplement

SUPPLEMENT DATED MARCH 31, 2016 TO THE PROSPECTUSES OF
Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2015
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2015
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2015
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2015
(each, a "Fund")

At a meeting held on February 24-25, 2016, the Boards of the Funds approved the designation of each Fund as a "retail money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended, effective on or before October 14, 2016 (the "Effective Date"). As a retail money market fund, the Adviser of each Fund will be permitted to continue to seek to maintain the Fund's share price at $1.00. In addition, as a result of each Fund's designation as a retail money market fund, on or before the Effective Date, the Fund will implement, and will work with its intermediaries to develop and implement, policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. Effective on or about June 30, 2016 or such other date as selected by the Adviser, each Fund may, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

The following is hereby added as the last sentence to the section of each Fund's Prospectus entitled "Fund Summary—Principal Risks":

The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILASPT 0316